UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  November 25, 2002

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as company under a Pooling and Servicing Agreement, dated as of August 1, 2002, providing for, inter alia, the issuance of CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-AR25)

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-77054-21              13-3320910
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)325-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-AR25 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of August 1, 2002 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Chase Manhattan Mortgage Corporation, as master servicer, Washington Mutual Mortgage Securities Corp., as seller and servicer, Olympus Servicing, L.P., as servicer and special servicer, Ocwen Federal Bank FSB, as servicer, Bank One, National Association, as trustee, and JPMorgan Chase Bank, as trust administrator.

     On November 25, 2002 distribution was made to the Certificateholders.Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on November 25, 2002 is filed as
               Exhibit 99.1 hereto.

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
CSFB  MORTGAGE-BACKED  PASS-THROUGH  CERTIFICATES,  SERIES 2002-AR25
------------------------------------------------------------------


SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trust
                                  Administrator under the Agreement
                                  referred to herein




Date:  November 27, 2002           By:   /s/  Andreas Auer
                                        ---------------------------------------
                                        Andreas Auer
                                        Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         November 25, 2002

                                  Exhibit 99.1


             Monthly Certificateholder Statement on November 25, 2002



                 CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-AR25
                                Statement to Certificate Holders
                                      November 25, 2002


----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
IA1      164,503,000.00    136,153,513.84   13,639,929.18      484,294.49   14,124,223.67   0.00      0.00      122,513,584.66
IA2       91,630,000.00     75,839,021.01    7,597,592.21      292,319.53    7,889,911.74   0.00      0.00       68,241,428.80
IIA1     197,668,000.00    189,577,007.94    7,814,925.55      822,375.13    8,637,300.68   0.00      0.00      181,762,082.39
IIIA1    209,412,000.00    200,118,791.44    2,905,635.54      375,667.44    3,281,302.98   0.00      0.00      197,213,155.90
AR               100.00              0.00            0.00            0.00            0.00   0.00      0.00                0.00
IIIM1      5,454,000.00      5,454,000.00            0.00       13,056.27       13,056.27   0.00      0.00        5,454,000.00
IIIM2      3,272,225.00      3,272,225.00            0.00       10,087.54       10,087.54   0.00      0.00        3,272,225.00
CB1       10,509,000.00     10,492,142.70        8,379.88       51,647.36       60,027.24   0.00      0.00       10,483,762.82
CB2        5,015,000.00      5,006,955.53        3,998.96       24,646.64       28,645.60   0.00      0.00        5,002,956.57
CB3        3,583,000.00      3,577,252.57        2,857.09       17,608.95       20,466.04   0.00      0.00        3,574,395.48
CB4        1,911,000.00      1,907,934.60        1,523.83        9,391.77       10,915.60   0.00      0.00        1,906,410.77
CB5        1,433,000.00      1,430,701.35        1,142.68        7,042.60        8,185.28   0.00      0.00        1,429,558.67
CB6        1,433,430.00      1,431,130.66        1,143.02        7,044.71        8,187.73   0.00      0.00        1,429,987.64
TOTALS   695,823,755.00    634,260,676.64   31,977,127.94    2,115,182.43   34,092,310.37   0.00      0.00      602,283,548.70

IX       256,133,000.00    211,992,534.84            0.00      226,175.80      226,175.80   0.00      0.00      190,755,013.45
IIX      197,668,100.00    189,577,007.94            0.00      157,980.84      157,980.84   0.00      0.00      181,762,082.39
IIIX               0.00              0.00            0.00      890,159.00      890,159.00   0.00      0.00                0.00
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
IA1    22541NEE5       827.66584099    82.91599047     2.94398576    85.85997623          744.74985052      IA1       4.268369 %
IA2    22541NEF2       827.66584099    82.91599051     3.19021641    86.10620692          744.74985049      IA2       4.625369 %
IIA1   22541NEG0       959.06776990    39.53561300     4.16038575    43.69599875          919.53215690      IIA1      5.205537 %
IIIA1  22541NEH8       955.62236854    13.87521030     1.79391553    15.66912584          941.74715823      IIIA1     2.180000 %
AR     22541NER6         0.00000000     0.00000000     0.00000000     0.00000000            0.00000000      AR        5.205537 %
IIIM1  22541NEL9     1,000.00000000     0.00000000     2.39388889     2.39388889        1,000.00000000      IIIM1     2.780000 %
IIIM2  22541NEM7     1,000.00000000     0.00000000     3.08277701     3.08277701        1,000.00000000      IIIM2     3.580000 %
CB1    22541NEN5       998.39591778     0.79740032     4.91458369     5.71198401          997.59851746      CB1       5.906976 %
CB2    22541NEP0       998.39591825     0.79739980     4.91458425     5.71198405          997.59851844      CB2       5.906976 %
CB3    22541NEQ8       998.39591683     0.79740162     4.91458275     5.71198437          997.59851521      CB3       5.906976 %
CB4    22541NFZ7       998.39591837     0.79739927     4.91458399     5.71198325          997.59851910      CB4       5.906976 %
CB5    22541NGA1       998.39591766     0.79740405     4.91458479     5.71198883          997.59851361      CB5       5.906976 %
CB6    22541NGB9       998.39591748     0.79740204     4.91458250     5.71198454          997.59851545      CB6       5.906976 %
TOTALS                 911.52489705    45.95578652     3.03982498    48.99561150          865.56911053

IX     22541NEJ4       827.66584095     0.00000000     0.88304045     0.88304045          744.74985047      IX        1.280285 %
IIX    22541NEK1       959.06728471     0.00000000     0.79922274     0.79922274          919.53169171      IIX       1.000000 %
---------------------------------------------------------------------------------------------------------- ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                               Mark M. Volosov
                     JPMorgan Chase Bank - Structured Finance Services
                            4 New York Plaza, 6th Floor
                            New York, New York 10004
                              Tel: (212) 623-4494
                               Fax: 212) 623-5930
                           Email: mark.volosov@chase.com



                                      -6-
                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.




                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-AR25
                                        Statement to Certificate Holders
                                               November 25, 2002


Section 4.04(a)(i)              Scheduled Principal Payments (Total)                                            492,415.27
                                Group 1                                                                         221,732.69
                                Group 2                                                                         111,856.32
                                Group 3                                                                         158,826.26

                                Principal Prepayments (Total)                                                31,484,712.67
                                Group 1                                                                      21,029,021.24
                                Group 2                                                                       7,708,882.15
                                Group 3                                                                       2,746,809.28

                                Repurchase Principal (Total)                                                          0.00
                                Group 1                                                                               0.00
                                Group 2                                                                               0.00
                                Group 3                                                                               0.00

                                Substitution Amounts (Total)                                                          0.00
                                Group 1                                                                               0.00
                                Group 2                                                                               0.00
                                Group 3                                                                               0.00

                                Net Liquidation Proceeds (Total)                                                      0.00
                                Group 1                                                                               0.00
                                Group 2                                                                               0.00
                                Group 3                                                                               0.00

                                Insurance Proceeds (Total)                                                            0.00
                                Group 1                                                                               0.00
                                Group 2                                                                               0.00
                                Group 3                                                                               0.00

                                Other Principal (Total)                                                               0.00
                                Group 1                                                                               0.00
                                Group 2                                                                               0.00
                                Group 3                                                                               0.00



                                      -7-
                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.



                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-AR25
                                        Statement to Certificate Holders
                                            November 25, 2002



Section 4.04(a)(v)              Beginning Number of Loans Outstanding (Total)                                         1,807
                                Group 1                                                                                 489
                                Group 2                                                                                 556
                                Group 3                                                                                 762

                                Beginning Aggregate Loan Balances (Total)                                    635,351,368.16
                                Group 1                                                                      225,446,719.36
                                Group 2                                                                      199,968,941.23
                                Group 3                                                                      209,935,707.57

                                Ending Number of Loans Outstanding (Total)                                            1,734
                                Group 1                                                                                 444
                                Group 2                                                                                 536
                                Group 3                                                                                 754

                                Ending Aggregate Loan Balances (Total)                                       603,374,240.22
                                Group 1                                                                      204,195,965.43
                                Group 2                                                                      192,148,202.76
                                Group 3                                                                      207,030,072.03

Section 4.04(a)(vi)             Master Servicing Fees (Total)                                                      7,371.50
                                Group 1                                                                            2,191.59
                                Group 2                                                                            4,305.18
                                Group 3                                                                              874.73

                                Servicing Fees (Total, including PMI Fees))                                      191,855.40
                                Group 1                                                                           70,117.34
                                Group 2                                                                           62,323.66
                                Group 3                                                                           59,414.40


                                     -8-

                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.



                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-AR25
                                        Statement to Certificate Holders
                                            November 25, 2002



Section 4.04(a)(viii)           Current Advances (Total)                                                                N/A
                                Group 1                                                                                 N/A
                                Group 2                                                                                 N/A
                                Group 3                                                                                 N/A

                                Outstanding Advances (Total)                                                            N/A
                                Group 1                                                                                 N/A
                                Group 2                                                                                 N/A
                                Group 3                                                                                 N/A

Section 4.04(a)(ix)             Delinquent Mortgage Loans
                                Group 1
                                                                        Principal
                                Category                Number          Balance                 Percentage
                                1 Month                 2                 386,633.34            0.19 %
                                2 Month                 0                       0.00            0.00 %
                                3 Month                 2                 867,278.40            0.42 %
                                Total                   4               1,253,911.74            0.61 %

                                Group 2
                                                                        Principal
                                Category                Number          Balance                 Percentage
                                1 Month                 2               714,185.72              0.37 %
                                2 Month                 0                     0.00              0.00 %
                                3 Month                 0                     0.00              0.00 %
                                Total                   2               714,185.72              0.37 %

                                Group 3
                                                                        Principal
                                Category                Number          Balance                 Percentage
                                1 Month                 13              3,197,116.18            1.54 %
                                2 Month                  3                832,057.86            0.40 %
                                3 Month                  2                513,929.10            0.25 %
                                Total                   18              4,543,103.14            2.19 %

                                Group Totals
                                                                        Principal
                                Category                Number          Balance                 Percentage
                                1 Month                 17              4,297,935.24            0.71 %
                                2 Month                  3                832,057.86            0.14 %
                                3 Month                  4              1,381,207.50            0.23 %
                                Total                   24              6,511,200.60            1.08 %

                                * Delinquent Bankruptcies are included in the table above.

                                     -9-

                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.



                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-AR25
                                        Statement to Certificate Holders
                                            November 25, 2002


                                Bankruptcies
                                Group 1
                                                        Principal
                                Number                  Balance                 Percentage
                                0                       0.00                    0.00 %

                                Group 2
                                                        Principal
                                Number                  Balance                 Percentage
                                0                       0.00                    0.00 %

                                Group 3
                                                        Principal
                                Number                  Balance                 Percentage
                                0                       0.00                    0.00 %

                                Group Totals
                                                        Principal
                                Number                  Balance                 Percentage
                                0                       0.00                    0.00 %

                                * Only Current Bankruptcies are reflected in the table above.

                                Group 3 Balance of Bankruptcies delinquent 31 to 60 days             0.00

                                * Above figure provided for calculation of Rolling Three Month Delinquency Rate


                                Foreclosures
                                Group 1
                                                        Principal
                                Number                  Balance                 Percentage
                                0                       0.00                    0.00 %

                                Group 2
                                                        Principal
                                Number                  Balance                 Percentage
                                0                       0.00                    0.00 %

                                Group 3
                                                        Principal
                                Number                  Balance                 Percentage
                                0                       0.00                    0.00 %

                                Group Totals
                                                        Principal
                                Number                  Balance                 Percentage
                                0                       0.00                    0.00 %





                                     -10-

                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.



                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-AR25
                                        Statement to Certificate Holders
                                            November 25, 2002


Section 4.04(a)(xi)             REO Properties
                                Group 1
                                                        Principal
                                Number                  Balance                 Percentage
                                0                       0.00                    0.00 %

                                Group 2
                                                        Principal
                                Number                  Balance                 Percentage
                                0                       0.00                    0.00 %

                                Group 3
                                                        Principal
                                Number                  Balance                 Percentage
                                0                       0.00                    0.00 %

                                Group Totals
                                                        Principal
                                Number                  Balance                 Percentage
                                0                       0.00                    0.00 %

Section 4.04(a)(xii)            Current Realized Losses (Total)                                                 0.00
                                Group 1                                                                         0.00
                                Group 2                                                                         0.00
                                Group 3                                                                         0.00

                                Cumulative Realized Losses (Total)                                              0.00
                                Group 1                                                                         0.00
                                Group 2                                                                         0.00
                                Group 3                                                                         0.00

Section 4.04(a)(xiii)           Weighted Average Term to Maturity (Deal)                                        354
                                Group 1                                                                         353
                                Group 2                                                                         354
                                Group 3                                                                         353

Group 3 Trigger Event           Trigger Event Occurrence
                                (Is Rolling Three Month Delinquency Rate > 50.00% of Sr.Enhancement%?)
                                Sr.Enhancement%?)                                                                 NO
                                Rolling Three Month Delinquency Rate                                       0.48561 %
                                Sr.Enhancement Percentage x 50.00%                                         1.62908 %

Group 3 O/C Reporting           Targeted Overcollateralization Amount                                   1,090,691.13
                                Ending Overcollateralization Amount                                     1,090,691.13
                                Ending Overcollateralization Deficiency                                         0.00
                                Group 1 Monthly Excess Interest                                             3,757.45
                                Group 2 Monthly Excess Interest                                             3,332.82
                                Overcollateralization Release Amount                                            0.00
                                Monthly Excess Interest                                                   890,159.00
                                Payment to Class IV-X                                                     890,159.00



                                     -11-

                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

